UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Jersey	001-37637	Not applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Finsbury Avenue

London, EC2M 2PF

United Kingdom

(Address of principal executive offices)

(781) 996-5340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.012 par value per share	MIME	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K/A (this “Amendment”) amends and restates Item 5.07 in the Current Report on Form 8-K of Mimecast Limited, a public limited company organized under the Laws of the Bailiwick of Jersey (“Mimecast” or the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2022 (the “Original Form 8-K”). The scrutineer of elections subsequently provided corrected vote totals for the special meetings held on March 11, 2022. Although the corrected vote totals do not change the outcome of any of the matters submitted to a vote at the special meetings, the Company is filing this amendment to the Original Form 8-K to provide the corrected information from its scrutineer of elections.

Item 5.07 of the Original Form 8-K is amended and restated in its entirety to read as follows:

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On March 11, 2022, Mimecast held a special court-ordered meeting of shareholders (the “Scheme Meeting”) and an extraordinary general meeting of shareholders (the “Company GM”), in each case, in connection with the previously announced transaction with Magnesium Bidco Limited, a private limited company incorporated in England & Wales (“Buyer”), pursuant to which Buyer will acquire the entire share capital of Mimecast in an all-cash transaction. Buyer is an affiliate of Permira Advisors LLC.

As of February 8, 2022, the beneficial holder record date for the Scheme Meeting and Company GM, and as of March 9, 2022, the record holder record date for the Scheme Meeting and Company GM, as applicable, there were an aggregate of 66,898,749 ordinary shares with a par value of $0.012 (the “Company Ordinary Shares”) outstanding and eligible to vote, each of which was entitled to one vote for each proposal at the Scheme Meeting and Company GM. At the Scheme Meeting, a total of 14 registered Company shareholders of record were present in person or by proxy who represented 50,491,133 Company Ordinary Shares, representing approximately 75.47% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business. At the Company GM, a total of 51,724,190 Company Ordinary Shares were represented in person or by proxy to vote on the Scheme and Articles Amendment Proposal, representing approximately 77.32% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business. The final results of voting on each of the items submitted to a vote of the shareholders at the Scheme Meeting and the Company GM are as follows:

Scheme Meeting:

Scheme Proposal: To approve the scheme of arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey.

The following votes were cast at the meeting by registered shareholders of record (in person or by proxy) and the proposal was approved by the required majority in number of the registered Company shareholders of record who voted in person or by proxy at the Scheme Meeting and 75% of the votes cast by those Company shareholders who voted in person or by proxy at the Scheme Meeting:

	For	Against
Shareholders of Record in Number*	13	2

*

Fourteen shareholders of record voted at the Scheme Meeting. The total number of shareholders of record voting for and against the Scheme Proposal exceeds the total number of shareholders of record who voted, as one shareholder of record gave instructions for votes to be cast in favor of the resolution in respect of part of its holding of shares and against the resolution in respect of another part of its holding of shares.

	For	Against
Number of Votes Cast by Such Holders	50,391,769	99,364

The number of such votes cast in favor of the Scheme Proposal represented 75.33% of the 66,898,749 issued and outstanding shares eligible to vote at the Scheme Meeting.

Company GM:

Scheme and Articles Amendment Proposal: To authorize the directors of Mimecast (or a duly authorized committee thereof) to take all such action as they consider necessary or appropriate for carrying the scheme of arrangement into full effect and to amend the articles of association of Mimecast so that any Mimecast shares that are issued on or after the Voting Record Time (as defined in the scheme of arrangement) to persons other than Buyer or its nominee(s) will either be subject to the terms of the scheme or arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the scheme consideration.

The following votes were cast at the meeting (in person or by proxy) and the proposal was approved by the required 75% of the votes cast by the Company shareholders who voted in person or by proxy at the Company GM:

	For	Against
Number of Votes Cast	51,622,992	101,198

The number of votes cast at the Company GM in favor of this resolution represented 77.17% of the 66,898,749 issued and outstanding shares eligible to vote at the Company GM.

Compensation Proposal: To approve, on a non-binding, advisory basis, certain golden parachute compensation arrangements for certain of Mimecast’s named executive officers relating to the transaction.

	For	Against
Number of Advisory Votes Cast	48,985,165	2,585,873

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor for Forward-Looking Statements

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on Mimecast’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond Mimecast’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; (ii) the failure to obtain certain required regulatory approvals to the completion of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of Mimecast to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (iv) the response of competitors to the proposed transaction; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vi) the ability to meet expectations regarding the timing and completion of the proposed transaction; (vii) significant costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) restrictions during the pendency of the proposed transaction that may impact Mimecast’s ability to pursue certain business opportunities; and (ix) the other risks, uncertainties and factors detailed in Mimecast’s filings with the Securities and Exchange Commission (SEC). As a result of such risks, uncertainties and factors, Mimecast’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. Mimecast is providing the information in this communication as of this date and assumes no obligations to update the information included in this communication or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	Mimecast Limited

	By:	/s/ Rafeal Brown
Rafeal Brown
Chief Financial Officer (Principal Financial and Accounting Officer)